UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________
FORM 8-K
____________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 28, 2024
____________________________________________________________
THE CONTAINER STORE GROUP, INC.
(Exact name of registrant as specified in its charter)
____________________________________________________________

Delaware	001-36161	26-0565401
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
500 Freeport Parkway
Coppell, TX 75019
(Address of principal executive offices) (Zip Code)
(972) 538-6000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TCS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As previously disclosed, following the Company’s 2024 annual meeting of stockholders (the “Annual Meeting”), the Board of Directors (the “Board”) of The Container Store Group, Inc. (the “Company”) approved a 1-for-15 reverse stock split (the “Reverse Stock Split”) of the Company’s common stock, par value $0.01 per share (“Common Stock”). On September 3, 2024, the Company filed a certificate of amendment to its Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware to effect the Reverse Stock Split. The Company’s Common Stock is expected to begin trading on a split-adjusted basis at market open on September 4, 2024 under the existing symbol “TCS” and new CUSIP number 210751 202.
The Certificate of Amendment is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K. The foregoing description of the changes contained in the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
On August 28, 2024, the Company held its Annual Meeting. A total of 40,744,764 shares of common stock were present in person or represented by proxy at the meeting, representing approximately 79 percent of the Company’s outstanding common stock as of the July 1, 2024 record date. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on July 9, 2024.
Item 1 — Election of three Class II directors to serve for a term of office expiring at the annual meeting of shareholders in 2027 and until their successors have been duly elected and qualified.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
J. Kristofer Galashan	29,205,243	1,733,674	9,805,847
Anthony Laday	30,212,229	726,688	9,805,847
Nicole Otto	30,412,336	526,581	9,805,847
Item 2 — Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 29, 2025.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
40,329,924	383,999	30,841	—
Item 3 — Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
29,558,770	1,300,420	79,727	9,805,847
Item 4 — Approval of the Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s Common Stock at a ratio ranging from any whole number between 1-for-10 and 1-for-15, as determined by the Board.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
39,407,562	1,183,848	153,354	—
Based on the foregoing votes, the director nominees named above were elected and Items 2, 3 and 4 were approved.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits:

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Articles of Incorporation

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CONTAINER STORE GROUP, INC.

Date: September 3, 2024	By:	/s/ Jeffrey A. Miller
Jeffrey A. Miller
Chief Financial Officer